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                                                                    Exhibit 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Amendment No. 1 to Registration Statement on Form S-4 of Concord EFS, Inc. of our report dated April 23, 1999 relating to the financial statements of HONOR Technologies Inc.



/s/ PricewaterhouseCoopers LLP

Orlando, Florida
February 4, 2002